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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): MAY 11, 2000


                       NEW PLAN EXCEL REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)




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
               MARYLAND                                 1-12244                              33-0160389
     (State or other jurisdiction                     (Commission                           (IRS Employer
           of incorporation)                         File Number)                      Identification Number)



  1120 AVENUE OF THE AMERICAS, 12TH FLOOR
           NEW YORK, NEW YORK                                                                 10036
   (Address of principal executive offices)                                                 (Zip Code)
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              Registrant's telephone number, including area code:
                                 (212) 869-3000


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)



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ITEM 5.           OTHER EVENTS

         Attached hereto as Exhibit 99.1 is a copy of certain Supplemental Disclosure of the Company for the quarter ended March 31, 2000.

ITEM 7.           EXHIBITS

                  The following exhibit is filed as part of this report:

     99.1         Supplemental Disclosure of New Plan Excel Realty Trust, Inc.
                  for the Quarter Ended March 31, 2000.



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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     NEW PLAN EXCEL REALTY TRUST, INC.


Date:  May 11, 2000                  By:/s/ STEVEN F. SIEGEL
                                        ---------------------------------------
                                        Steven F. Siegel
                                        Senior Vice President, General Counsel
                                         and Secretary



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                                 EXHIBIT INDEX

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
      Exhibit                            Document
      -------                            --------
       99.1 Supplemental Disclosure of New Plan Excel Realty Trust, Inc. for the Quarter Ended March 31, 2000.
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